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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    June 20, 1997
                                                 -----------------------------


                          ADVANCED RADIO TELECOM CORP.
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             (Exact name of registrant as specified in its charter)




        Delaware                  000-21091                 52-1869023
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(State or Other Jurisdiction    (Commission                (IRS Employer
     of Incorporation)          File Number)            Identification No.)




          500 108th Avenue, NE, Suite 2600, Bellevue, Washington 98004
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              (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:                         (206) 688-8700
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.    Other Events
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      On June 20, 1997 the Board of Directors of Advanced Radio Telecom Corp.
(the "Company") declared a dividend of one right (the "Rights") to purchase one one-hundredth (1/100th) of a share of junior preferred stock, par value $.001 per share, of the Company for each outstanding share of common stock, par value $.001 per share, of the Company. The dividend is payable July 3, 1997 to stockholders of record at the close of business on such date. The terms of the Rights are set forth in the Rights Agreement dated as of June 20, 1997 between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits:
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      1.   Rights Agreement dated as of June 20, 1997 ("Rights Agreement")
           between the Company and Continental Stock Transfer & Trust Company, as Rights Agent.

      2. Form of Certificate of Designation with respect to the Junior Preferred Stock, par value $.001 per share, of the Company (attached as Exhibit A to the Rights Agreement).

      3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

      4.   Summary of Rights (attached as Exhibit C to the Rights Agreement).




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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADVANCED RADIO TELECOM CORP.


Date:  July 9, 1997                  By: /s/ Thomas A. Grina
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                                 EXHIBIT INDEX


      The following designated exhibits are filed herewith:


                                                                    Page Number
                                                                    -----------
Exhibit
-------

 1.   Rights Agreement dated as of June 20, 1997
      ("Rights Agreement") between the Company and Continental Stock Transfer & Trust Company, as
      Rights Agent.

 2. Form of Certificate of Designation with respect to the Junior Preferred Stock, par value $.001 per share, of the Company (attached as Exhibit A to the Rights Agreement).

 3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights
      Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

 4.   Summary of Rights (attached as Exhibit C to the
      Rights Agreement).

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